Consolidated Statements Of Earnings (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Net sales	$ 5,503	$ 5,612	$ 5,164
Cost of sales:
Cost of sales before special charges	1,445	1,486	1,382
Special charges	93	47	28
Total cost of sales	1,538	1,533	1,410
Gross profit	3,965	4,079	3,754
Selling, general and administrative expense	1,891	2,084	1,818
Research and development expense	676	705	631
Purchased in-process research and development charges	0	4	12
Special charges	298	171	17
Operating profit	1,100	1,115	1,276
Other income (expense), net	(95)	(96)	(68)
Earnings before income taxes	1,005	1,019	1,208
Income tax expense	253	193	301
Net earnings	$ 752	$ 826	$ 907
Net earnings per share:
Basic net earnings per share	$ 2.40	$ 2.55	$ 2.76
Diluted net earnings per share	$ 2.39	$ 2.52	$ 2.75
Cash dividends declared per share:	$ 0.92	$ 0.84	$ 0.00
Weighted average shares outstanding:
Basic	313.3	324.3	328.2
Diluted	314.8	327.1	330.5